Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Carmen Duarte
Phone:	781.332.7268
Email:	cduarte@onebeacon.com

BRAD RICH JOINS
ONEBEACON AS GENERAL COUNSEL

HAMILTON, Bermuda (September 17, 2007) — OneBeacon Insurance Group, Ltd. (NYSE: OB) announced the appointment of Bradford Rich as senior vice president and general counsel effective immediately.  Reporting to CEO Mike Miller, Rich will oversee all corporate legal, SEC and government relations activities for the company.

“We are delighted to welcome Brad to OneBeacon,”  said Miller. “His deep legal experience within our industry will enable him to make immediate contributions to our company. I look forward to having him as a key member of our senior management team.”

Rich brings 34 years of legal experience to OneBeacon, principally within the property-casualty industry, including having served as general counsel at USAA and ACE Ltd.  Rich began his legal career as an assistant staff judge advocate in the United States Air Force, after serving as a staff assistant to the President of the United States.  He is an honors graduate of Denison University and the National Law Center at George Washington University.

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About OneBeacon: OneBeacon Insurance Group’s underwriting companies offer a range of specialty and segmented commercial and personal insurance products sold primarily through select independent agents.  As one of the oldest property and casualty insurers in the United States, OneBeacon traces its roots to 1831 and the Potomac Fire Insurance Company. Today, OneBeacon’s specialty insurance products are available countrywide, and commercial and personal lines are offered in select geographic territories.

OneBeacon’s U.S headquarters is in Canton, Massachusetts. The company is publicly traded on the New York Stock Exchange under the symbol “OB” (NYSE:OB).

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon:

•                  growth in book value per share or return on equity;

•                  business strategy;

•                  financial and operating targets or plans;

•                  incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;

•                  projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•                  expansion and growth of our business and operations; and

•                  future capital expenditures.

These statements are based on certain assumptions and analyses made by OneBeacon in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including:

•                  claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks;

•                  recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•                  the continued availability and cost of reinsurance coverage;

•                  the continued availability of capital and financing;

•                  general economic, market or business conditions;

•                  business opportunities (or lack thereof) that may be presented to it and pursued;

•                  competitive forces, including the conduct of other property and casualty insurers and reinsurers;

•                  changes in domestic or foreign laws or regulations, or their interpretation, applicable to OneBeacon, its competitors or its clients;

•                  an economic downturn or other economic conditions adversely affecting its financial position;

•                  other factors, most of which are beyond OneBeacon’s control; and

•                  the risks that are described from time to time in OneBeacon’s filings with the Securities and Exchange Commission, including but not limited to OneBeacon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed February 28, 2007.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by OneBeacon will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, OneBeacon or its business or operations. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.